NORTHERN FUNDS


- Money Market Fund

- U.S. Government Money Market Fund

- Municipal Money Market Fund

- U.S. Government Select Money Market Fund

- California Municipal Money Market Fund



NORTHERN FUNDS
P.O. BOX 75986
Chicago, IL 60690-6319



                                                                      PROSPECTUS



                                 July 31, 1998

NF4030798

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998

                             [NORTHERN FUNDS LOGO]

THE NORTHERN TRUST COMPANY
50 S. LaSalle Street                                         Investment Adviser,
Chicago, Illinois 60675                                      Transfer Agent and
1-800-595-9111                                               Custodian

         The shares offered by this Prospectus represent interests in the Money Market Fund, the U.S. Government Money Market Fund, the U.S. Government Select Money Market Fund, the Municipal Money Market Fund and the California Municipal Money Market Fund (the "Funds") of Northern Funds, a no-load management investment company designed to meet the cash management and investment needs of investors.

         Each Fund is advised by The Northern Trust Company ("Northern Trust"). Shares are sold and redeemed without any purchase or redemption charge by Northern Funds, although Northern Trust and other institutions may charge their customers for their services in connection with investments.

         Included in this Prospectus are the following Northern Funds:

         MONEY MARKET FUND, which seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments.

         U.S. GOVERNMENT MONEY MARKET FUND, which seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in obligations of the U.S. government, its agencies and instrumentalities and related repurchase agreements.

         U.S. GOVERNMENT SELECT MONEY MARKET FUND, which seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing solely in obligations of the U.S. government, its agencies and instrumentalities.

         MUNICIPAL MONEY MARKET FUND, which seeks, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments.

         CALIFORNIA MUNICIPAL MONEY MARKET FUND, which seeks to provide to its shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

         This Prospectus provides information about the Funds that you should know before investing. It should be read and retained for future reference. Further information is included in a statement of additional information dated July 31, 1998 (the "Additional Statement"), which is incorporated by reference herein. For a free copy, write to Northern Funds' distributor, Sunstone Distribution Services, LLC, at 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, or call 1-800-595-9111. The Securities and Exchange Commission maintains a World Wide Web site (http://www.sec.gov) that contains the Additional Statement and other information regarding Northern Funds. The California Municipal Money Market Fund is not available in certain states. Please call 1-800-595-9111 to determine availability in your state.

         SHARES OF NORTHERN FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR OTHERWISE SUPPORTED BY, THE NORTHERN TRUST COMPANY, ITS PARENT COMPANY OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

         THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

         THE CALIFORNIA MUNICIPAL MONEY MARKET FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER, AND THEREFORE, INVESTMENTS IN THIS FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is July 31, 1998.

TABLE OF CONTENTS

                                                                       PAGE

Expense Summary ....................................................     1

Financial Highlights ...............................................     2

Investment Information
     Money Market Fund .............................................     5
     U.S. Government Money Market Fund .............................     5
     U.S. Government Select Money Market Fund ......................     6
     Municipal Money Market Fund ...................................     6
     California Municipal Money Market Fund ........................     6
     Other Information .............................................     7
     California Municipal Money Market Fund -
        Additional Risks and Considerations
        Regarding California Investments ...........................     8

Additional Investment Information,
Risks and Considerations
     Description of Securities and
        Investment Techniques ......................................     9
     Investment Restrictions .......................................    16

Opening an Account and Purchasing Shares
     Purchasing Shares Through Northern
        Trust and Other Institutions ...............................    17
     Purchasing Shares Directly from the Funds .....................    18
     Additional Purchase Information ...............................    20

Redeeming and Exchanging Shares
     Redeeming and Exchanging Through
        Northern Trust and Other Institutions ......................    21
     Redeeming and Exchanging
        Directly from the Funds ....................................    21
     Additional Redemption and
        Exchange Information .......................................    24

Distributions and Taxes
     Taxes .........................................................    26
     Tax Table .....................................................    27

Management
     Board of Trustees .............................................    28
     Investment Adviser, Transfer
        Agent and Custodian ........................................    28
     Year 2000 .....................................................    29
     Administrator and Distributor .................................    30
     Service Organizations .........................................    30
     Expenses ......................................................    31

Further Information
     Determining Share Price .......................................    31
     Advertising Performance .......................................    32
     Voting Rights .................................................    32
     Shareholder Reports ...........................................    33
     Retirement Plans ..............................................    33
     Miscellaneous .................................................    33

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


EXPENSE SUMMARY

The following table will help you understand the expenses you will bear directly or indirectly as a shareholder of the Funds. SHAREHOLDER TRANSACTION EXPENSES are charges you pay when buying or selling Fund shares. ANNUAL OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on this information are also provided.

                                                                              U.S.      U.S. GOV'T.               CALIFORNIA
                                                                             GOV'T.       SELECT      MUNICIPAL    MUNICIPAL
                                                                MONEY        MONEY        MONEY        MONEY        MONEY
                                                                MARKET       MARKET       MARKET       MARKET       MARKET
----------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Charge Imposed on Purchases                     None         None         None         None         None
   Sales Charge Imposed on Reinvested Distributions              None         None         None         None         None
   Deferred Sales Charge Imposed on Redemptions                  None         None         None         None         None
   Redemption Fees(1)                                            None         None         None         None         None
   Exchange Fees                                                 None         None         None         None         None

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)
   Management Fees (after fee reductions and waivers)            0.40%        0.40%        0.40%        0.40%        0.40%
   12b-1 Fees                                                    0.00%        0.00%        0.00%        0.00%        0.00%
   Other Expenses (after fee reductions and reimbursements)      0.15%        0.15%        0.15%        0.15%        0.15%
                                                                 --------------------------------------------------------


TOTAL OPERATING EXPENSES(2)
   (After Fee Reductions, Waivers and Reimbursements)            0.55%        0.55%        0.55%        0.55%        0.55%
                                                                 ========================================================

EXAMPLE OF EXPENSES(3)
   Based on the foregoing table, you would pay
      the following expenses on a $1,000 investment,
      assuming a 5% annual return and redemption
      at the end of each time period:
         One Year                                                  $6           $6           $6           $6           $6
         Three Years                                              $18          $18          $18          $18          $18
         Five Years                                               $31          $31          $31          $31          $31
         Ten Years                                                $69          $69          $69          $69          $69
----------------------------------------------------------------------------------------------------------------------------

(1)  A fee of $15.00 may be applicable for each wire redemption.
(2) The table and example shown do not reflect any charges that may be imposed by Northern Trust or other institutions on their customers.
(3) The example should not be considered a representation of past or future expenses or rates of return. Actual operating expenses and investment return may be more or less than those shown.

Except as noted in the next sentence, the above information reflects the expenses the Funds incurred for Northern Funds' fiscal year ended March 31, 1998. The figures shown for the U.S. Government Select Money Market and California Municipal Money Market Funds have been restated to reflect anticipated fees during the next twelve months. Without voluntary fee reductions, waivers and reimbursements, "Management Fees" would have been 0.60% for each Fund; "Other Expenses" would have been 0.30%, 0.33%, 0.33%, 0.29% and 0.34%, respectively, for the Money Market, U.S. Government Money Market,
U.S. Government Select Money Market, Municipal Money Market and California Municipal Money Market Funds; and "Total Operating Expenses" would have been 0.90%, 0.93%, 0.93%, 0.89% and 0.94%, respectively. In addition, during the last fiscal year these Funds did not, and during the current fiscal year do not expect to, pay any 12b-1 fees (otherwise payable at an annual rate of up to 0.25%) under Northern Funds' Distribution and Service Plan. For more expense information, see "Management."

FINANCIAL HIGHLIGHTS


The following financial information has been derived from the financial statements incorporated by reference into the Additional Statement and has been audited by Northern Funds' independent accountant. This financial information should be read together with those financial statements. Further information about the performance of the Funds is contained in Northern Funds' annual shareholder reports. Both the Additional Statement and the annual shareholder reports may be obtained without charge by calling the Northern Funds Center at 1-800-595-9111 or writing P.O. Box 75986, Chicago, Illinois 60690-6319.

                                                                                                     U.S. GOVERNMENT
                                                               MONEY MARKET                            MONEY MARKET
                                                                   FUND                                     FUND
                                       ------------------------------------------------  -------------------------------------------
                                          YEAR         YEAR         YEAR        YEAR         YEAR       YEAR       YEAR       YEAR
                                          ENDED       ENDED        ENDED       ENDED        ENDED      ENDED      ENDED      ENDED
                                       MARCH 31,    MARCH 31,    MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,  MARCH 31,  MARCH 31,
                                          1998         1997         1996       1995(1)       1998       1997       1996     1995(1)
--------------------------------------------------------------------------------------   -------------------------------------------
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Year     $     1.00   $     1.00   $     1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                     0.05         0.05         0.05       0.04       0.05       0.05       0.05       0.04
------------------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income               (0.05)       (0.05)       (0.05)     (0.04)     (0.05)     (0.05)     (0.05)     (0.04)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR           $     1.00   $     1.00   $     1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                              5.31%        5.05%        5.57%      4.55%      5.22%      4.93%      5.46%      4.47%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of
      year                             $3,296,030   $1,607,187   $1,061,813   $894,279   $417,042   $314,259   $207,105   $227,543
   Ratio to average net assets of:(4)
      Expenses, net of waivers and
         reimbursements                      0.55%        0.55%        0.49%      0.45%      0.55%      0.55%      0.49%      0.45%
      Expenses, before waivers and
         reimbursements                      0.90%        0.90%        0.91%      0.96%      0.93%      0.96%      0.94%      1.01%
      Net investment income, net of
         waivers and reimbursements          5.19%        4.94%        5.42%      4.94%      5.10%      4.82%      5.33%      4.93%
      Net investment income, before
         waivers and reimbursements          4.84%        4.59%        5.00%      4.43%      4.72%      4.41%      4.88%      4.37%
------------------------------------------------------------------------------------------------------------------------------------

(1) For the period April 11, 1994 (commencement of operations) through March 31, 1995.
(2) For the period December 12, 1994 (commencement of operations) through March 31, 1995.
(3) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)  Annualized for periods less than a full year.

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998



                    U.S. GOVERNMENT
                         SELECT                                  MUNICIPAL
                      MONEY MARKET                              MONEY MARKET
                          FUND                                      FUND
-------------------------------------------   -----------------------------------------------
   YEAR       YEAR        YEAR       YEAR        YEAR         YEAR         YEAR        YEAR
  ENDED      ENDED       ENDED      ENDED       ENDED        ENDED        ENDED       ENDED
MARCH 31,  MARCH 31,   MARCH 31,  MARCH 31,   MARCH 31,    MARCH 31,    MARCH 31,   MARCH 31,
   1998       1997        1996      1995(2)      1998         1997         1996       1995(1)
-------------------------------------------   -----------------------------------------------

 $   1.00   $   1.00    $  1.00    $  1.00    $     1.00   $     1.00   $     1.00   $  1.00


     0.05       0.05       0.05       0.02          0.03         0.03         0.03      0.03
 --------------------------------------------------------------------------------------------


    (0.05)     (0.05)     (0.05)     (0.02)        (0.03)       (0.03)       (0.03)    (0.03)
 --------------------------------------------------------------------------------------------
 $   1.00   $   1.00    $  1.00    $  1.00    $     1.00   $     1.00   $     1.00   $  1.00
 --------------------------------------------------------------------------------------------

     5.24%      5.07%      5.55%      1.75%         3.27%        3.14%        3.54%     2.90%



 $306,425   $168,128    $85,400    $82,162    $1,814,343   $1,420,041   $1,102,789   $927,747


     0.46%      0.40%      0.33%      0.30%         0.55%        0.55%        0.49%     0.45%

     0.93%      0.97%      1.00%      1.32%         0.89%        0.90%        0.91%     0.95%

     5.13%      4.95%      5.43%      5.84%         3.20%        3.08%        3.46%     3.10%

     4.66%      4.38%      4.76%      4.82%         2.86%        2.73%        3.04%     2.60%
 --------------------------------------------------------------------------------------------

MONEY MARKET FUNDS

                                                                               CALIFORNIA
                                                                               MUNICIPAL
                                                                              MONEY MARKET
                                                                                  FUND
                                                  -----------------------------------------------------------------------
                                                     YEAR               YEAR                YEAR                YEAR
                                                     ENDED              ENDED               ENDED               ENDED
                                                   MARCH 31,           MARCH 31,           MARCH 31,          MARCH 31,
                                                     1998                1997                1996              1995(1)
-------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

Net Asset Value, Beginning of Year                $  1.00             $  1.00             $  1.00             $  1.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                             0.03                0.03                0.04                0.01
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS PAID:
   From net investment income                       (0.03)              (0.03)              (0.04)              (0.01)
-------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                      $  1.00             $  1.00             $  1.00             $  1.00
-------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                      3.20%               3.19%               3.63%               1.27%

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, in thousands, end of year          $224,843            $200,989            $165,087            $161,316
   Ratio to average net assets of:(3)
      Expenses, net of waivers and
         reimbursements                               0.49%               0.45%               0.39%               0.35%
      Expenses, before waivers and
         reimbursements                               0.94%               0.94%               0.94%               1.07%
      Net investment income, net of waivers
         and reimbursements                           3.14%               3.13%               3.55%               3.78%
      Net investment income, before waivers
         and reimbursements                           2.69%               2.64%               3.00%               3.06%
-------------------------------------------------------------------------------------------------------------------------

(1) For the period November 29, 1994 (commencement of operations) through March 31, 1995.
(2) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(3)  Annualized for periods less than a full year.

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


INVESTMENT
INFORMATION

The investment objectives and policies of each of the Funds are described below. Additional information regarding the securities, investment techniques and restrictions of each Fund are described under "Additional Investment Information, Risks and Considerations."

                                Money Market Fund

The investment objective of the Money Market Fund is to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high-quality money market instruments. In pursuing its investment objective, the Money Market Fund may invest in a broad range of government, bank and commercial obligations that are available in the money markets. In particular, the Fund may invest in:

A U.S. dollar-denominated obligations of U.S. banks with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

B U.S. dollar-denominated obligations of foreign commercial banks with total assets in excess of $5 billion;

C high-quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard & Poor's Ratings Services ("S&P"), Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), D-2 or higher by Duff & Phelps Credit Co. ("Duff"), F-2 or higher by Fitch Investors Service, Inc. ("Fitch") or TBW-2 or higher by Thomson BankWatch, Inc. ("TBW");

D rated and unrated corporate bonds, notes, paper and other instruments that are of comparable quality to the commercial paper permitted to be purchased by the Fund;

E asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);

F securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities and custodial receipts with respect thereto;

G dollar-denominated securities issued or guaranteed by one or more foreign governments or political subdivisions, agencies or instrumentalities thereof;

H    repurchase agreements relating to the above instruments; and

I    securities issued or guaranteed by state or local governmental bodies.


                        U.S. Government Money Market Fund

The investment objective of the U.S. Government Money Market Fund is also to seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high-quality money market instruments. The U.S. Government Money Market Fund seeks to achieve its investment objective by investing in:

A securities issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities (including the International Bank for Reconstruction and Development);

B    repurchase agreements relating to the above instruments; and

C custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities.

                    U.S. Government Select Money Market Fund

The investment objective of the U.S. Government Select Money Market Fund is to seek to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. The U.S. Government Select Money Market Fund seeks to achieve its investment objective by investing solely in securities issued or guaranteed as to principal and interest by the U.S. government or by any of its agencies or instrumentalities.

         In making investment decisions, Northern Trust will seek to acquire, during normal market conditions, only those U.S. government securities the interest on which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain U.S. government agencies and instrumentalities, including the Tennessee Valley Authority, Federal Home Loan Bank and Federal Farm Credit Bank Funding Corp. The Fund intends to limit investments to only exempt U.S. government securities. However, under extraordinary circumstances, such as when appropriate exempt securities are unavailable, the Fund may make investments in non-exempt U.S. government securities and cash equivalents, and may hold uninvested cash. See "Distributions and Taxes" below for certain tax considerations.

                           Municipal Money Market Fund

The investment objective of the Municipal Money Market Fund is to seek, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax by investing primarily in municipal instruments. The Municipal Money Market Fund seeks to achieve its investment objective by investing in:

A fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

B tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

C rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Fund; and

D municipal bonds and notes which are guaranteed as to principal and interest by the U.S. government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

                     California Municipal Money Market Fund

The investment objective of the California Municipal Money Market Fund is to seek to provide, to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax. The California Municipal Money Market Fund seeks to achieve its investment objective by investing in:

A fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

B tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, D-2 or higher by Duff or F-2 or higher by Fitch;

C rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Fund; and

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


D municipal bonds and notes which are guaranteed as to principal and interest by the U.S. government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.

         Because the California Municipal Money Market Fund concentrates its investments in obligations issued by California and its political subdivisions, an investment in this Fund may be riskier than an investment in the other Funds.

                                Other Information

All securities acquired by the Funds will be determined at the time of purchase by Northern Trust to present minimal credit risks and will be "Eligible Securities" as defined by the Securities and Exchange Commission (the "SEC"). Eligible Securities include, generally, (i) securities that either (a) have short-term debt ratings at the time of purchase in the two highest rating categories by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security is rated by only one NRSRO), or (b) are issued or guaranteed by, or otherwise allow a Fund under specified conditions to demand payment from, a person with such ratings, and
(ii) securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are determined to be of comparable quality. The Additional Statement includes a description of applicable NRSRO ratings.

         Each Fund is managed so that the average maturity of all instruments in a Fund (on a dollar-weighted basis) will not exceed 90 days. In no event will the Funds purchase any securities which mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements). Securities in which the Funds invest may not earn as high a level of income as longer term or lower quality securities, which generally have greater market risk and more fluctuation in market value.

         As a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Fund, at least 80% of the annual gross income of the Municipal Money Market and the California Municipal Money Market Funds will be derived from debt instruments, the interest on which is, in the opinion of bond counsel or counsel for the issuers, exempt from regular income tax ("Municipal Instruments"), except in extraordinary circumstances such as when Northern Trust believes that market conditions indicate that the Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable short-term securities ("Taxable Investments"). In addition, as a non-fundamental policy, under normal market conditions at least 65% of the value of the California Municipal Money Market Fund's total assets will be invested in Municipal Instruments the interest on which, in the opinion of bond counsel for the issuers, is exempt from California state personal income tax ("California Municipal Instruments"). These opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern Trust. The Municipal Money Market and the California Municipal Money Market Funds are not limited in the amount of their assets that may be invested in "private activity bonds" the interest on which may be treated as an item of tax preference to shareholders under the federal alternative minimum tax. Taxable Investments will consist exclusively of instruments that may be purchased by the Money Market Fund. Under normal market conditions, Taxable Investments will not exceed 20% of the value of the total assets of either Fund; during temporary defensive periods, however, all or any portion of a Fund's assets may be invested in such instruments.

                    California Municipal Money Market Fund --
                       Additional Risks and Considerations
                        Regarding California Investments

The investments of the California Municipal Money Market Fund in California Municipal Instruments raise additional considerations. Payment of the interest on and the principal of these instruments is dependent upon the continuing ability of California issuers to meet their obligations.

         The Fund's investments include obligations of California governmental issuers which rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives in recent years have restricted the ability of California taxing entities to increase real property tax revenues. Other initiative measures approved by California voters in recent years, through limiting various other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

         Because of the complex nature of the various initiatives mentioned above and certain possible ambiguities and inconsistencies in their terms and the scope of various exemptions and exceptions, as well as the impossibility of predicting the level of future appropriations for state and local California governmental entities, the impact of these initiatives and related measures on the ability of California governmental issuers to pay interest or repay principal on their obligations is difficult to determine. There have, however, been certain adverse developments with respect to California Municipal Instruments over the past several years.

         In addition to the various initiatives discussed above, economic factors such as the reduction in defense spending, a decline in tourism and high levels of unemployment have had an adverse impact on the economy of California. In recent years, these economic factors reduced revenues to the state government at a time when expenses of state government such as education costs, various welfare costs and other expenses were rising. Such economic factors adversely impacted the ability of state and local California governmental entities to repay debt, and these factors, and others that cannot be predicted, may have an adverse impact in the future.

         In addition to the risk of nonpayment on California Municipal Instruments, if these obligations decline in quality and are downgraded by the NRSROs, they may become ineligible for purchase by the Fund. Since there are large numbers of buyers of these instruments, the supply of California Municipal Instruments that are eligible for purchase by the Fund could become inadequate at certain times.

         Investors should consider the greater risk inherent in the California Municipal Money Market Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio, and should compare the yield available on a portfolio of California Municipal Instruments with the yield of a more diversified portfolio including non-California securities before making an investment decision.

         A more detailed description of special factors affecting investments in California Municipal Instruments is provided in the Additional Statement.

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


ADDITIONAL INVESTMENT
INFORMATION, RISKS
AND CONSIDERATIONS

DESCRIPTION OF SECURITIES AND
INVESTMENT TECHNIQUES

                              Municipal Instruments

The Municipal Money Market and California Municipal Money Market Funds (the "Municipal Funds") intend to invest primarily in Municipal Instruments. Municipal Instruments include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities.

     Municipal Instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Industrial development bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of an industrial revenue bond is usually directly related to the credit standing of the private user of the facility involved.

    The Municipal Funds may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Within the principal classifications of Municipal Instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. Northern Trust, under the supervision of Northern Funds' Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

     Each Municipal Fund may acquire "stand-by commitments" relating to the Municipal Instruments it holds. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Instruments at a specified price. A stand-by commitment may increase the cost, and thereby reduce the yield, of the Municipal Instruments to which the commitment relates. The Municipal Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights for trading purposes.

     Municipal Instruments purchased by the Municipal Funds may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks and other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause loss to a Fund that invests in Municipal Instruments and affect its share price. Foreign letters of credit may involve certain risks in addition to those of domestic obligations. Foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements than domestic banks.

     The Municipal Funds do not intend to invest 25% or more of the value of their total assets in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry. Each Fund may, however, invest 25% or more of its total assets in Municipal Instruments the interest on which is paid solely from revenues of similar projects. In addition, although the Municipal Money Market Fund does not expect to do so during normal market conditions, it may invest more than 25% of the value of its total assets in Municipal Instruments whose issuers are in the same state. The California Municipal Money Market Fund expects to invest principally in California Municipal Instruments. When a substantial portion of a Fund's assets is invested in instruments which are used to finance facilities involving a particular industry, whose issuers are in the same state or which are otherwise related, there is a possibility that an economic, business or political development affecting one instrument would likewise affect the related instruments.

     The Money Market and U.S. Government Money Market Funds may invest from time to time in Municipal Instruments or other securities issued by state and local governmental bodies when Northern Trust believes such an investment strategy is in the best interest of Northern Funds' shareholders. Dividends paid by Funds other than the Municipal Funds on such investments will be taxable to shareholders.

                               Foreign Securities

The Money Market Fund may invest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

     There are risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


         The Money Market Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

         To the extent consistent with its investment objective, the Money Market Fund may also invest in, obligations of the International Bank for Reconstruction and Development (also known as the World Bank) which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

                      United States Government Obligations

         To the extent consistent with their respective investment objectives, each Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association ("SLMA"), are supported only by the credit of the instrumentalities. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

         Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid.

                              Stripped Obligations

To the extent consistent with their respective investment objectives, the Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. government and other obligations. These participations, which may be issued by the U.S. government (or a U.S. government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage-backed securities ("SMBS") which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial invest-ment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

    SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by Northern Funds' Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

                   Custodial Receipts for Treasury Securities

To the extent consistent with their respective investment objectives, the Funds, other than the U.S. Government Select Money Market Fund, may also purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATs) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. Like other stripped obligations, these participations are also normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the U.S. Government Money Market Fund in such participations will not exceed 35% of the value of that Fund's total assets.

                             Asset-Backed Securities

The U.S. Government Money Market Fund may purchase securities that are secured or backed by mortgages and that are issued by the U.S. government, its agencies or instrumentalities. The other Funds may purchase asset-backed securities that are secured or backed by mortgages or other assets (e.g., automobile loans, credit card receivables and other financial assets) and are issued by the U.S. government, GNMA, FNMA, Federal Home Loan Mortgage Corporation, and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, investment banks and certain special-purpose entities.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

    The Funds may acquire several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Funds will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

                         Corporate and Bank Obligations

To the extent consistent with their respective investment objectives, the Funds, other than the U.S. Government Select Money Market Fund, may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. Bank obligations may include certificates of deposit, notes, bankers' acceptances and fixed time deposits. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of specific obligation or by government regulation. For purposes of determining the permissibility of an investment in bank obligations, the total assets of a bank are determined on the basis of the bank's most recent annual financial statements.

                         Guaranteed Investment Contracts

The Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. and foreign insurance companies. Pursuant to these contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund, on a monthly basis, interest which is based on an index (such as the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. The Money Market Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by Northern Trust. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. See "Illiquid Securities."

                     Variable and Floating Rate Instruments

In accordance with their respective investment objectives, the Funds may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate and long-term variable and floating rate bonds (sometimes referred to as "Put Bonds") where the Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date. A Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features subject to applicable SEC regulations. Unrated instruments will be determined by Northern Trust to be of comparable quality at the time of purchase to rated instruments purchasable by the Funds.

         The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments (including inverse floaters) will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. See "Illiquid Securities."

                              Repurchase Agreements

Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by Northern Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

                          Reverse Repurchase Agreements
                              and Other Borrowings

Each Fund is authorized to make borrowings as described below under "Investment Restrictions." If the securities held by a Fund should decline in value while borrowings are outstanding, the market value of the Fund's portfolio will decline proportionately more than the decline in value it would otherwise suffer. Borrowings may be made through reverse repurchase agreements under which a Fund sells portfolio securities to financial institutions such as banks and broker/dealers and agrees to repurchase them at a particular date and price. The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Money Market and U.S. Government Money Market Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. This use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Reverse repurchase agreements involve the

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


risks that the interest income earned in the investment of the proceeds will be less than the interest expense, that the market value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase and that the securities may not be returned to the Fund. During the time a reverse repurchase agreement is outstanding, a Fund will segregate liquid assets having a value at least equal to the repurchase price. A Fund's reverse repurchase agreements, together with any other borrowings, will not exceed, in the aggregate, 331/3% of the value of its total assets. In addition, whenever borrowings exceed 5% of the Fund's total assets, the Fund will not make any investments.

                               Securities Lending

Each Fund may seek additional income from time to time by lending securities on a short-term basis to banks, brokers and dealers. The securities lending agreements will require that the loans be secured by collateral in cash, cash equivalents, U.S. government securities or irrevocable bank letters of credit maintained on a current basis equal in value to at least the market value of the loaned securities. A Fund may not make such loans in excess of 331/3% of the value of its total assets (including the loan collateral). Securities loans involve risks of delay in receiving additional collateral or in recovering the loaned securities, or possibly loss of rights in the collateral if the borrower of the securities becomes insolvent.


                        Forward Commitments, When-Issued
                  Securities and Delayed-Delivery Transactions

Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by Northern Trust.

                              Investment Companies

In connection with the management of its daily cash positions, each Fund may invest in securities issued by other investment companies which invest in short-term, high-quality debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method of valuation. In addition, each Fund may invest in securities issued by other investment companies if otherwise consistent with its investment objectives and policies. As a shareholder of another investment company, a Fund will bear, along with other shareholders, its pro rata portion of the other investment company's expenses including advisory fees. These expenses would be in addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations. Investments in other investment companies will be subject to the limits imposed by the Investment Company Act of 1940 (the "1940 Act").

                               Illiquid Securities

Each Fund may invest up to 10% of the value of its net assets in illiquid securities. Illiquid securities generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, SMBS issued by private issuers, certain unlisted over-the-counter options, certain GICs and other securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act").

         If otherwise consistent with its investment objective and policies, each Fund may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as Northern Trust determines, under guidelines approved by Northern Funds' Board of Trustees, that an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

                             Portfolio Transactions

Northern Funds' Advisory Agreement provides that in selecting brokers or dealers to place orders for transactions (a) involving common and preferred stocks, Northern Trust shall use its best judgment to obtain the best overall terms available and (b) involving bonds and other fixed income obligations, Northern Trust shall attempt to obtain best net price and execution. In assessing the best overall terms available for any transaction, Northern Trust is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, Northern Trust may consider the brokerage and research services provided to the Funds and/or other accounts over which Northern Trust or an affiliate of Northern Trust exercises investment discretion. These brokerage and research services may include industry and company analysis, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

                                  Miscellaneous

A security will be considered to be a permissible investment for a Fund if it has received the minimum permitted rating for that Fund from one major rating agency, even though it has received a lower rating from other rating agencies. After its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Northern Trust will consider such an event in determining whether the Fund should continue to hold the security. Northern Trust expects to sell promptly any securities that are below "high quality" where it has determined that such sale is in the best interest of the Fund.

         For a description of applicable securities ratings, see Appendix A to the Additional Statement.

         Each Fund may also purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by Northern Trust to be substantially similar to those of any other investment otherwise permitted by the investment policies discussed above.

INVESTMENT RESTRICTIONS

A Fund's investment objective may be changed by Northern Funds' Board of Trustees without shareholder approval. Shareholders will, however, be notified of any changes. Any such change may result in a Fund having an investment objective different from the objective which the shareholder considered appropriate at the time of investment in the Fund. No assurance can be provided that a Fund will achieve its investment objective.

    Each Fund has also adopted certain fundamental investment restrictions that may be changed only with the approval of a majority of a Fund's outstanding shares. The following description summarizes several of the Funds'

                                        NORTHERN FUNDS PROSPECTUS  July 31, 1998


fundamental restrictions, which are set forth in full in the Additional
Statement.



     No Fund may:

     1. invest 25% or more of its total assets at the time of purchase in securities of issuers whose principal business activities are in the same industry, with certain limited exceptions set forth in the Additional Statement;

     2. borrow money except in amounts up to 33 1/3% of the value of its total assets at the time of borrowing;

     3. purchase securities (with certain limited exceptions stated in the Additional Statement) if more than 5% of its total assets at the time of purchase will be invested in the securities of any one issuer, except that up to 25% (50% for the California Municipal Money Market
          Fund) of a Fund's total assets may be invested without regard to this 5% limitation; or

     4. subject to the foregoing 25% exception (and certain other limited exceptions as stated in the Additional Statement), purchase more than 10% of the outstanding voting securities of any issuer.

     In accordance with current SEC regulations, the Funds intend, as a non-fundamental policy, to limit investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. government securities or securities of other investment companies) to not more than 5% of the value of their respective total assets at the time of purchase, except that (a) 25% of the value of the total assets of the California Municipal Money Market Fund may be invested in fewer than five issuers; (b) 25% of the value of the total assets of the other Funds may be invested in any one issuer for a period of up to three Business Days; and (c) securities subject to certain unconditional demand features are subject to different diversification requirements as described in the Additional Statement. In addition, the Money Market, U.S. Government Money Market and U.S. Government Select Money Market Funds will limit their investments in all securities, and the Municipal Money Market and California Municipal Money Market Funds will limit investments in certain conduit securities as described in the Additional Statement, that are not in the highest rating category as prescribed by SEC regulations.

OPENING AN ACCOUNT
AND PURCHASING SHARES

An investment account may be opened and shares purchased directly from Northern Funds by following the instructions below under "Purchasing Shares Directly from the Funds." If you maintain certain accounts at Northern Trust or another organization (such as a bank or broker/dealer) that has entered into a distribution or servicing agreement with Northern Funds, you may purchase shares through that organization in accordance with its procedures. See "Purchasing Shares Through Northern Trust and Other Institutions" below for more details. If you have any questions or need any assistance in opening an investment account or purchasing shares, call 1-800-595-9111.

PURCHASING SHARES THROUGH
NORTHERN TRUST AND OTHER INSTITUTIONS

Northern Trust customers may purchase shares through their qualified accounts and should consult with their account officer for additional information and instructions. Custo-mers of other organizations (together with Northern Trust, "Service Organizations") that have entered into agreements with Northern Funds, should contact their account officer or other designated representative for appropriate purchase instructions. Northern Trust or another Service Organization may impose particular customer account requirements in connection with investments in the Funds, such as minimum account size or minimum account thresholds above which excess cash balances may be invested in Fund shares. To determine whether you may purchase shares through another organization, contact that organization directly or call 1-800-595-9111. Purchases (and redemptions) placed through Northern Trust or another Service Organization are processed only on days that both Northern Funds and the particular organization are open for business. Service Organizations may make alternative arrangements for their clients in Northern Funds related to fund options and shareholder services which are listed as available in this Prospectus. For more information on which Funds and shareholder services are available through your program, contact your organization directly.

     Depending on the terms of the particular account used to purchase Fund shares, Northern Trust or other organizations may impose charges against the account. These charges could include asset allocation fees, account maintenance fees, sweep fees, compensating balance requirements or other charges based upon account transactions, assets or income. The charges will reduce the net return on an investment in a Fund. For further discussion of Service Organizations and the procedures for purchasing (and redeeming) shares through them, see "Management - Service Organizations."

     Northern Funds may authorize certain financial intermediaries (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers to accept on Northern Funds' behalf purchase, redemption and exchange orders placed by or on behalf of such customers and, if approved by Northern Funds, to designate other intermediaries to accept such orders. In these cases, a Fund will be deemed to have received an order by or on behalf of a customer when the order is accepted in proper form by the authorized intermediary on a Business Day (as defined below). A customer should contact its intermediary to learn whether it is authorized to accept orders for Northern Funds.


PURCHASING SHARES DIRECTLY
FROM THE FUNDS

For your convenience, there are a number of ways to invest directly with Northern Funds. When establishing an investment account directly with Northern Funds, the minimum initial investment in a Fund is $2,500 ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Funds reserve the right to waive these minimums.

                                     By Mail

You may purchase shares by mail by sending a Purchase Application together with a check or money order payable to Northern Funds by addressing your envelope to Northern Funds at P.O. Box 75986, Chicago, Illinois 60690-6319. Purchase orders on behalf of corporations and other entities must be accompanied by a certified corporate resolution or other acceptable evidence of authority. If using overnight delivery use the following address: 801 South Canal Street, Chicago, Illinois 60607, Attn: Northern Funds. Your check must be drawn on a bank located in the U.S. and must be payable in U.S. dollars. When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment, or indicate on your check or a separate

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


piece of paper your name, address and account number.

     A $20 fee will be charged by the Transfer Agent if any check used for investment does not clear. In addition, you will be responsible for any loss suffered by a Fund. If you purchase shares by check and subsequently request the redemption of those shares, Northern Funds may delay the payment of redemption proceeds until the Transfer Agent is satisfied that the check has cleared, which may take up to 15 days from the purchase date. If you anticipate redemptions soon after purchase, you may wish to wire funds to avoid delays. Northern Funds will not accept payment in cash or third party checks for the purchase of shares.

                                     By Wire

You may make initial or subsequent investments in shares of the Funds by wiring federal funds. If you are opening an account with a wire purchase, you must call 1-800-595-9111 for instructions prior to wiring funds. You must promptly complete a Purchase Application and forward it to the Transfer Agent by addressing your envelope to Northern Funds at P.O. Box 75986, Chicago, Illinois 60690-6319. Additional requirements may be imposed. Redemptions will not be paid until your completed application has been received by the Transfer Agent. If you wish to add to an existing account by wire purchase, you may wire federal funds to: The Northern Trust Company
     Chicago, Illinois
     ABA Routing No. 0710-00152
     (Reference 10 Digit Fund Account
     Number)
     (Reference Shareholder's Name)

                                 Direct Deposit

You may purchase additional shares through the Direct Payroll Deposit Plan offered by Northern Funds. Through this plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. In order to participate in the plan, your employer must have direct deposit capabilities through the Automated Clearing House ("ACH") available to its employees. The plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments. Northern Funds reserves the right, at any time and without prior notice, to limit or terminate the Direct Payroll Deposit privilege or its use in any manner by any person.


                              Automatic Investment

Northern Funds offers an Automatic Investment Plan that allows you to automatically purchase shares on a regular, monthly basis ($250 initial minimum, $50 monthly minimum additions). Under this plan the Transfer Agent originates an ACH request to your financial institution which forwards funds periodically to the Transfer Agent to purchase shares. The plan can be established with any financial institution that participates in the ACH funds transfer system. No service fee is currently charged by Northern Funds for participation in the plan. You may establish the plan by completing the appropriate section on the Purchase Application when opening an account. You may also establish the plan after an account is opened by completing an Automatic Investment Plan Application which may be obtained by calling 1-800-595-9111. If an investor discontinues participation in the plan, the Funds reserve the right to redeem the investor's account involuntarily, upon 30 days' written notice, if the account's net asset value is $1,000 or less.

                             Directed Reinvestments

In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. In addition, systematic withdrawals from one account and reinvestments in another account may be established. See "Redeeming and Exchanging Directly from the Funds - Systematic Withdrawals." Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

                                   By Exchange

You may open a new account or add to an existing account by exchanging shares of one Fund for shares of any other Fund offered by Northern Funds. See "Redeeming and Exchanging Shares" for details.

ADDITIONAL PURCHASE INFORMATION

                      Effective Time and Price of Purchases

Except as provided below under "Further Information -- Miscellaneous," a purchase order for Fund shares accepted by the Transfer Agent or other authorized intermediaries by 1:00 p.m. (Chicago Time) on a Business Day will be priced at net asset value determined that day, provided that either: (a) the order is in proper from and payment in immediately available funds has been received by the Transfer Agent by that time; (b) the order is placed by Northern Trust or a Service Organization that is acting on behalf of itself or its qualified customer accounts and undertakes to make payment on the next Business Day in the form of federal funds or other immediately available funds; or (c) the order is accepted by an authorized intermediary and payment is to be made on the next Business Day in accordance with procedures acceptable to Northern Funds. Purchase orders received by the Transfer Agent that are accompanied by payment in any form other than immediately available funds will be executed on the next Business Day after the Business Day on which both the order and payment in proper form are received by the Transfer Agent. Certain Service Organizations which use a centralized purchase method for fund shares may have an earlier cutoff time for same-day purchase orders than stated above to facilitate purchase orders by bulk wire. For more information on transaction cutoffs, contact your organization directly.

                       Miscellaneous Purchase Information

You will be responsible for all losses and expenses of the Funds as a result of a check that does not clear or an ACH transfer that is rejected. Northern Funds may decline to accept a purchase order when, in the judgment of Northern Funds or its investment adviser, it would not be in the best interest of existing shareholders to accept the order. Federal regulations require that you provide a social security number or other certified taxpayer identification number upon opening or reopening an account. Purchase Applications without such a number or an indication that a number has been applied for will not be accepted. If a number has been applied for, the number must be provided and certified within 60 days of the date of the Purchase Application. Payment for shares of a Fund may, in the discretion of the Transfer Agent, be made in the form of securities that are permissible investments for the respective Fund. For further information, see the Additional Statement. Additions or changes to any information in your account registration (for example, a change in registration from a joint account to an individ-

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


ual account) may be made by submitting a written request to the Transfer Agent accompanied by a signature guarantee by a financial institution that is a participant in the Stock Transfer Agency Medallion Program ("STAMP") or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed. In the interests of economy and convenience, certificates representing shares of the Funds are not issued. Northern Funds may reproduce this Prospectus in an electronic format which may be available on the Internet. If you have received this Prospectus in its electronic format you, or your representative, may contact the Transfer Agent for a free paper copy of this Prospectus by writing to the Northern Funds Center at P.O. Box 75986, Chicago, Illinois 60690-6319, calling 1-800-595-9111, or sending an e-mail to: northernfunds@execpc.com.


REDEEMING AND
EXCHANGING SHARES

You can arrange to withdraw your investment in the Funds by selling some or all of your shares. This process is known as "redeeming" your shares. The procedures for redeeming shares differ depending on whether you purchase your shares directly from Northern Funds or through Northern Trust or another Service Organization. If you purchase your shares through an account at Northern Trust or another Service Organization, you will redeem them in accordance with the instructions pertaining to that account.


REDEEMING AND EXCHANGING THROUGH
NORTHERN TRUST AND OTHER INSTITUTIONS

If you purchase your shares through an account at Northern Trust or another Service Organization, you will redeem or exchange them in accordance with the instructions pertaining to that account. If you are listed on the books of Northern Funds as the shareholder of record, you may also redeem and exchange your shares using any of the methods described below under "Redeeming and Exchanging Directly from the Funds." Questions regarding these redemptions or exchanges should be directed to your account representative at Northern Trust or, if you purchased shares through a Service Organization, contact that organization directly for redemption instructions. Some organizations will hold shares of Northern Funds in nominee or street name as agent for their clients. In such instances, Northern Funds will have no information with respect to, or control over individual shareholder accounts. Although Northern Funds imposes no charges when you redeem, when shares are purchased through Northern Trust or another Service Organization a fee may be charged by those organizations for providing services in connection with your account.

REDEEMING AND EXCHANGING
DIRECTLY FROM THE FUNDS

When you purchase your shares directly from Northern Funds, you may redeem or exchange shares by the methods described below. You may also use any of these methods if you purchase your shares through an account at Northern Trust or another Service Organization and you appear on Northern Funds' records as the registered holder. You may call 1-800-595-9111 if you have any questions regarding redemptions or exchanges.

     Northern Funds imposes no charges when you redeem or exchange shares. Remember, however, when shares are purchased through Northern Trust or another Service Organization, a fee may be charged by those institutions for providing services in connection with your investment.


                                     By Mail

You may redeem shares in any number or dollar amount by sending a written request to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. The redemption request must state the number of shares or the dollar amount to be redeemed and identify the Fund account number. If the redemption proceeds are to be sent elsewhere than the address of record, each request must be accompanied by a signature guarantee by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. In addition, written requests for redemptions exceeding $50,000 must be accompanied by a signature guarantee by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed. A signature notarized by a notary public is unacceptable. Northern Funds reserves the right to require signature guarantees in other circumstances based on the amount of the redemption request or other factors, and may impose additional requirements.

                                     By Wire

If you authorize wire redemptions on your Purchase Application, shares can be redeemed and the proceeds sent by federal wire transfer to a previously designated account. You will be charged $15 for each wire redemption unless the designated account is maintained at Northern Trust or an affiliated bank. The minimum amount that may be redeemed by this method is $250. Northern Funds reserves the right to change this minimum or to terminate the wire redemption privilege at any time without notice. To change bank instructions, a written request accompanied by a signature guarantee by a financial institution that participates in STAMP, or such other means or evidence of authority acceptable to the Transfer Agent, must be sent to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. Additional requirements may be imposed.

                                    By Check

You may also redeem shares of the Funds by redemption check in amounts of $250 or more once the checkwriting privilege has been established. When the check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the particular Fund involved to redeem a sufficient number of your shares to cover the amount of the check. Dividends are earned until the check clears the Transfer Agent. You can establish the checkwriting privilege by checking the appropriate box on the Purchase Application, or if your Fund account is already opened, by completing the appropriate form which may be obtained by calling the Transfer Agent at 1-800-595-9111. When establishing checkwriting for an account that is already opened, the form must be signed by each person whose name appears on the account accompanied by signature guarantees by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent. Additional requirements may be imposed.

     You may place stop payment requests on checks by calling the Transfer Agent at 1-800-595-9111. A $20 fee will be charged for each stop payment request. If there are insufficient shares in your account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $20 will be charged to the account. You may

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


not use checks to close an account or redeem shares purchased within the past fifteen days. Checks you write will not be returned to you, although copies are available upon request. Northern Funds reserves the right, at any time without prior notice, to suspend, limit or terminate the checkwriting privilege or its use in any manner by any person.

                             Systematic Withdrawals

Northern Funds offers a Systematic Withdrawal Plan. If you own shares of a Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals ($250 minimum amount per withdrawal) and distributed in cash or reinvested in one or more of the other Funds offered by Northern Funds. See "Purchasing Shares Directly from the Funds-Directed Reinvestments." An application form and additional information may be obtained from the Transfer Agent by calling 1-800-595-9111.

                               Exchange Privilege

Northern Funds offers an exchange privilege that permits you to exchange shares of one Fund or portfolio for shares of another Fund or portfolio offered by Northern Funds. To establish the exchange privilege, you must check the appropriate box on the Purchase Application or, if your Fund account is already opened, you may send a written request to the Transfer Agent, and must establish or maintain accounts with an identical title in each Fund involved in an exchange transaction. In addition, the shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange).

     Since an excessive number of exchanges may be disadvantageous to Northern Funds, Northern Funds reserves the right, at any time without prior notice, to suspend, limit or terminate the exchange privilege of any shareholder who makes more than eight exchanges of shares in a year and/or two exchanges of shares in a calendar quarter. A shareholder may continue making exchanges until notified that the exchange privilege has been suspended, limited or terminated. Northern Funds reserves the right to modify or terminate the exchange privilege at any time and to reject any exchange request. Questions regarding the exchange privilege may be directed to 1-800-595-9111 or to your account officer at your Service Organization. Exchanges will be processed only when the shares being acquired can be legally sold in the state of the investor's residence.

     Exchanges may have tax consequences. No exchange fee is currently imposed by Northern Funds on exchanges. Northern Funds reserves, however, the right to impose a charge in the future.

                               Telephone Privilege

This privilege permits you to redeem or exchange shares by telephone. To establish the telephone privilege, you must check the appropriate box on the Purchase Application, or if your Fund account is already opened, you may send a written request to the Transfer Agent. The request must be signed by each owner of the account and accompanied by signature guarantees as provided below or such other means or evidence of authority as may be acceptable to the Transfer Agent. Once you have established the telephone privilege, you may use the telephone privilege by calling the Transfer Agent at 1-800-595-9111.

     The Transfer Agent has adopted procedures in an effort to establish reasonable safeguards against fraudulent telephone transactions. The proceeds for redemption orders will be sent by check, by wire transfer or by transfer to an account maintained at Northern Trust or an affiliated bank. All checks will be made payable to the shareholder of record and mailed only to the shareholder's address of record. The address of record for redemption checks may be changed only by a written request accompanied by signature guarantees by a financial institution that participates in STAMP or such other means or evidence of authority as may be acceptable to the Transfer Agent and sent to Northern Funds, P.O. Box 75986, Chicago, Illinois 60690-6319. Additionally, the Transfer Agent utilizes recorded lines for telephone transactions and will request a form of personal identification if such identification has been furnished to the Transfer Agent. Neither Northern Funds nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. To the extent that Northern Funds fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for instructions that prove to be fraudulent or unauthorized. In all other cases, you will bear the risk of loss.

     Northern Funds reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by Northern Funds at any time without notice. During periods of substantial economic or market change, telephone redemptions may be difficult to place. If you are unable to contact the Transfer Agent by telephone, shares may also be redeemed by mail as described above under the discussion of redemptions by mail.

ADDITIONAL REDEMPTION AND
EXCHANGE INFORMATION

                            Effective Time and Price
                          of Redemptions and Exchanges

Except as provided below under "Further Information -- Miscellaneous," redemption orders for shares of a Fund are processed at the net asset value next determined at 1:00 p.m. (Chicago Time) after receipt in good order by the Transfer Agent or an authorized intermediary (see "Opening an Account and Purchasing Shares - Purchasing Shares Through Northern Trust and Other Institutions" above) by 1:00 p.m. (Chicago Time) on a Business Day. Good order means that the request must include the following information: the account number and Fund name; the amount of the transaction (as specified in dollars or number of shares); the signatures of all account owners exactly as they are registered on the account (except for telephone and wire redemptions); required signature guarantees (if applicable); and other supporting legal documents that might be required in the case of estates, corporations, trusts and certain other accounts. Call 1-800-595-9111 for the additional documentation that may be required of these entities. Exchange orders are likewise processed at the net asset value per share next determined after receipt in good order by the Transfer Agent or an authorized intermediary on a Business Day.

                         Payment of Redemption Proceeds

If received by the Transfer Agent by 1:00 p.m. (Chicago Time) on a Business Day, a redemption request normally will result in proceeds being sent on the next Business Day, unless payment in immediately available funds on the same Business Day is specifically requested. Proceeds for redemption orders received on a non-Business Day will normally be sent on the second Business Day after receipt in good order. However, if any portion of the shares to be redeemed represents an investment made by check, Northern Funds may delay the payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to fifteen days from the purchase date. Northern Funds reserves the right to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


                      Miscellaneous Redemption Information

All redemption proceeds will be sent by check unless Northern Trust or the Transfer Agent is directed otherwise. The ACH system may be utilized for payment of redemption proceeds. Redemptions may not be processed if a shareholder has failed to submit a completed and signed Purchase Application. Northern Funds may require any information reasonably necessary to ensure that a redemption has been duly authorized.

    To relieve Northern Funds of the cost of maintaining uneconomical accounts, Northern Funds reserves the right to redeem the shares held in any account if at the time of any redemption of shares in the account, the net asset value of the remaining shares in the account falls below $1,000. Before such involuntary redemption would occur, you would be given at least 60 days' written notice and, during that period, you could make an additional investment to restore the account to at least the minimum amount, in which case there would be no such redemption. Involuntary redemptions will not be made because the value of shares in an account falls below the minimum amount solely because of a decline in a Fund's net asset value. Northern Funds also reserves the right to redeem the shares held by any shareholder who provides incorrect or incomplete account information or when such involuntary redemptions are necessary to avoid adverse consequences to Northern Funds and its shareholders. Any involuntary redemption would be at net asset value. Northern Funds also reserves the right to redeem shares involuntarily if it is otherwise appropriate to do so under the 1940 Act (see "Amortized Cost Valuation" in the Additional Statement).


DISTRIBUTIONS AND TAXES

Each Fund's net investment income is declared as a dividend on each Business Day. Net investment income includes interest accrued on the Fund's assets less the Fund's estimated expenses. Dividends from net investment income are paid monthly, except that dividends will be paid promptly upon a total redemption of shares in an account not subject to a standing order for the purchase of additional shares. Net realized short-term capital gains, after reduction for capital loss carry-forwards, if any, of a Fund may be distributed from time to time during Northern Funds' fiscal year (but not less frequently than annually). The Funds do not expect to realize net long-term capital gains. Money Market shares begin earning dividends on the day an order is executed if payment in immediately available Funds is received by Northern Funds by 1:00 p.m. (Chicago
Time) that day; otherwise, shares begin earning dividends on the day after an order is executed.

     Dividends and capital gain distributions, if any, are automatically reinvested (without any sales charge or portfolio transaction fee) in additional shares of the same Fund at their net asset value determined on the payment date. You may, however, notify the Transfer Agent in writing that you elect to have dividends and/or capital gain distributions paid in cash or reinvested in shares of another Fund offered by Northern Funds at their net asset value determined on the payment date (provided you maintain an account in such Fund). This election will become effective for distributions paid two days after its receipt by the Transfer Agent.

TAXES

As with any investment, you should consider the tax implications of an investment in Northern Funds. The following is only a short summary of the important tax considerations generally affecting the Funds and their shareholders. You should consult your tax adviser with specific reference to your own tax situation. Northern Funds will send written notices to shareholders annually regarding the tax status of distributions made by the Funds. The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

                                  Federal Taxes

Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"), meaning that to the extent a Fund's earnings are distributed to shareholders as required by the Code, the Fund itself is not required to pay federal income taxes.

     To qualify, a Fund will pay as dividends at least 90% of its investment company taxable income and at least 90% of its net tax-exempt income (if any) each year. Investment company taxable income includes, but is not limited to, taxable interest, dividends and short-term capital gains less expenses. Dividends based on either investment company taxable income (which includes income resulting from investments in options and futures contracts) or the excess of net short-term capital gain over net long-term capital loss are treated as ordinary income in determining gross income for tax purposes, whether or not the dividends are received in cash or additional shares. (Federal income taxes for distributions to an IRA other qualified retirement account are deferred under the Code.)

     Dividends paid by the Municipal Funds (but not the other Funds) that are derived from interest on Municipal Instruments ("exempt-interest dividends") may be excludable from your federal taxable income (unless because of your particular situation exclusion would be disallowed). You should note that income that is not subject to federal income taxes may nevertheless have to be considered along with other adjusted gross income in determining whether any Social Security payments received by you are subject to federal income taxes. You should also note that a portion of the exempt-interest dividends paid by the Municipal Funds generally will be an item of tax preference for both corporate and individual taxpayers in determining federal alternative minimum tax liability. (Corporate taxpayers will be required to take into account all exempt-interest dividends from the Municipal Funds in determining certain adjustments for alternative minimum tax purposes.)

     Any distribution based on the excess of long-term capital gain over net short-term capital loss will be taxable as a long-term capital gain, regardless of how long you hold Fund shares.

     Any dividends declared in October, November or December and payable to shareholders of record during those months will be deemed to have been paid by a Fund and received by shareholders on December 31, so long as the dividends are actually paid, as expected, in January of the following year.

     Northern Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the dividends and distributions payable to any investor
(i) who has provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (ii) who is subject to withholding by the Internal Revenue Service for prior failure to properly include on his return payments

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


of interest or dividends, or (iii) who has failed to certify to Northern Funds, when required to do so, that he is not subject to backup withholding or is an "exempt recipient."

                         State and Local Taxes Generally

Because the state and local tax rules applicable to an investment in Northern Funds may be different from the federal tax rules described above, you should discuss your investment with your tax adviser. In particular, dividends may be taxable under state or local law as dividend income even though all or part of those dividends come from interest on obligations that, if held by you directly, would be free of such income taxes.

     Additionally, although the U.S. Government Select Money Market Fund intends to invest principally in U.S. government securities the interest on which is generally exempt from state income taxation, you should see your tax adviser to determine whether distributions from the Fund are exempt in light of your particular circumstances.

                            State and Local Taxes --
                     California Municipal Money Market Fund

If, at the close of each quarter of the California Municipal Money Market Fund's taxable year, at least 50% of the value of its total assets consists of California Municipal Instruments and certain specified federal obligations, and if the Fund qualifies as a regulated investment company for federal tax purposes, then the Fund will be qualified to pay dividends exempt from California state personal income tax to its shareholders. If the Fund so qualifies, dividends derived from interest attributable to California Municipal Instruments and such federal obligations will be exempt from California state personal income tax (unless, because of your particular situation, exclusion would be disallowed). Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from California state personal income tax.

     Except as noted with respect to the California state personal income tax, dividends paid by the California Municipal Money Market Fund may be taxable under state or local law as dividend income even though all or part of those dividends come from interest on obligations that, if held by you directly, would be free of such income taxes. Moreover, to the extent, if any, that dividends paid by the Fund to its shareholders are derived from taxable interest or from capital gains, such dividends will be subject to federal income tax and California state personal income tax, if applicable, whether or not such dividends are reinvested. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Fund.


TAX TABLE


You may find it particularly useful to compare the tax-free yields of the Municipal Funds to the equivalent yields from taxable investments. For an investor in a low tax bracket, it may not be helpful to invest in a tax-exempt investment if a higher after-tax yield can be achieved from a taxable instrument.

     The following table illustrates the difference between hypothetical tax-free yields and tax-equivalent yields for different tax brackets. You should be aware, however, that tax brackets can change over time and that your tax adviser should be consulted for specific yield calculations.

                                             FEDERAL
                                             MARGINAL                           TAX-EXEMPT YIELDS
               TAXABLE INCOME                TAX RATE    2.00%     3.00%    4.00%     5.00%     6.00%    7.00%     8.00%
------------------------------------------------------------------------------------------------------------------------
    SINGLE RETURN          JOINT RETURN                             EQUIVALENT TAXABLE YIELDS
------------------------------------------------------------------------------------------------------------------------
$     0 - $ 22,100     $     0 - $ 36,900       15%      2.35%     3.53%    4.71%     5.88%     7.06%    8.24%     9.41%
$ 22,101 - $ 53,500    $ 36,901 - $ 89,150      28%      2.78%     4.17%    5.56%     6.94%     8.33%    9.72%    11.11%
$ 53,501 - $115,000    $ 89,151 - $140,000      31%      2.90%     4.35%    5.80%     7.25%     8.70%   10.14%    11.59%
$115,001 - $250,000    $140,001 - $250,000      36%      3.13%     4.69%    6.25%     7.81%     9.38%   10.94%    12.50%
Over $250,000          Over $250,000          39.6%      3.31%     4.97%    6.62%     8.28%     9.93%   11.59%    13.25%
------------------------------------------------------------------------------------------------------------------------

The tax-exempt yields used here are hypothetical and no assurance can be made that the Funds will attain any particular yield. A Fund's yield fluctuates as market conditions change. The tax brackets and related yield calculations are based on the 1998 federal marginal tax rates indicated in the table. The table does not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers. In addition, the brackets do NOT take into consideration the California state personal income tax or any other state tax.



MANAGEMENT


BOARD OF TRUSTEES

The business and affairs of Northern Funds are managed under the direction of its Board of Trustees. The Additional Statement contains the name of each Trustee and other background information.

INVESTMENT ADVISER, TRANSFER AGENT
AND CUSTODIAN

Northern Trust, with offices at 50 S. LaSalle Street, Chicago, Illinois 60675, serves as Northern Funds' investment adviser, transfer agent and custodian. As transfer agent, Northern Trust provides various administrative servicing functions, and any shareholder inquiries may be directed to it. Northern Trust's transfer agency offices are located at 801 S. Canal Street, Chicago, Illinois 60607

     Northern Trust, a member of the Federal Reserve System, is an Illinois state-chartered commercial bank and the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust was formed in 1889 with capitalization of $1 million. As of June 30, 1998 Northern Trust Corporation and its subsidiaries had approximately $29.8 billion in assets, $13.2 billion in deposits and employed approximately 7,883 persons.

     Northern Trust and its affiliates administered in various capacities (including as master trustee, investment manager or custodian) $1.2 trillion in assets as of June 30, 1998, including $229 billion for which Northern Trust had investment management responsibility.

     Subject to the general supervision of Northern Funds' Board of Trustees, Northern Trust is responsible for making investment decisions for the Funds and placing purchase and sale orders for portfolio securities. Northern Trust is also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds). In making investment recommendations for the Funds, investment advisory personnel must not

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of Northern Trust's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with Northern Trust and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

     As compensation for its advisory services and its assumption of related expenses, Northern Trust is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.60% of the average daily net assets of each of the Funds.

     During Northern Funds' fiscal year ended March 31, 1998, Northern Trust received investment management fees (after waivers) at the annualized rates of 0.31% and 0.34% of the average daily net assets of the U.S. Government Select Money Market and California Municipal Money Market Funds, respectively, and at the annualized rates set forth above under "Expense Summary" with respect to the other Funds.

     Northern Trust also receives compensation as Northern Funds' custodian and transfer agent. The fees payable by the Funds for these services are described in the Additional Statement.

     Northern Trust may, at its own expense, provide compensation to certain dealers and other institutions whose customers purchase shares of a Fund. The amount of such compensation may be made on a one-time and/or periodic basis, and may equal or exceed the annual fees that are earned by Northern Trust from a Fund and are attributable to shares held by such customers. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Northern Trust or its affiliates.


YEAR 2000

Like every other business dependent upon computerized information processing, Northern Trust Corporation and Sunstone Financial Group, Inc. ("Sunstone") must deal with "Year 2000" issues, which stem from using two digits to reflect the year in computer programs and data. Computer programmers and other designers of equipment that use microprocessors have long abbreviated dates by eliminating the first two digits of the year under the assumption that those two digits will always be 19. As the Year 2000 approaches, many systems may be unable to accurately process certain date-based information, which could cause a variety of operational problems for businesses.

     Northern Trust Corporation's data processing software and hardware provide essential support to virtually all of its business units, including the units that provide services to Northern Funds, so successfully addressing Year 2000 issues is of the highest importance. Failure to complete renovation of the critical systems used by Northern Trust Corporation on a timely basis could have a materially adverse effect on its ability to provide such services -- as could Year 2000 problems experienced by others. Although the nature of the problem is such that there can be no complete assurance it will be successfully resolved, Northern Trust Corporation has indicated that a renovation and risk mitigation program is well under way and that it has a dedicated Year 2000 Project Team whose members have significant systems development and maintenance experience. Northern Trust Corporation's Year 2000 project includes a comprehensive testing plan. Northern Trust Corporation has advised Northern Funds that it expects to complete work on its critical systems by December 31, 1998, so that testing with outside parties may be conducted during 1999.

     Northern Trust Corporation also will have a program to monitor and assess the efforts of other parties.

However, it cannot control the success of those efforts. Contingency plans will be established where appropriate to provide Northern Trust Corporation with alternatives in case these entities experience significant Year 2000 difficulties which impact Northern Trust Corporation.

     Sunstone and its affiliates depend on the consistent operations of their computer software systems in providing services to Northern Funds. Addressing Year 2000 issues is of the highest importance to Sunstone and its affiliates. Sunstone does not utilize any proprietary software systems in providing services to the Funds. Sunstone utilizes only software provided by software vendors in providing services to the Funds.

     Sunstone and its affiliates are monitoring and assessing the efforts of their software vendors for the Funds. They cannot however, control the success of these efforts. Sunstone and its affiliates are in the process of developing contingency plans for the systems they utilize to provide services to the Funds in the event these entities experience significant Year 2000 difficulties. The inability of the Funds and its service providers to successfully address the Year 2000 issue could result in interruptions in the Funds' business and have a materially adverse effect on the Funds' operations.

ADMINISTRATOR AND DISTRIBUTOR

Sunstone Financial Group, Inc., 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, acts as administrator and prior to January 1, 1997, acted as distributor for Northern Funds. As compensation for its administrative services (which include clerical, compliance, regulatory and other services) and the assumption of related expenses, Sunstone is entitled to a fee, computed daily and payable monthly, at an annual rate of .15% of Northern Funds' average net assets. No compensation was payable by Northern Funds to Sunstone for its distribution services.

     Effective January 1, 1997, Sunstone Distribution Services, LLC, 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202, an affiliate of Sunstone, replaced Sunstone as distributor of the shares of Northern Funds. Miriam M. Allison, an officer of Northern Funds, is also an officer of Sunstone Distribution Services, LLC. Shares of Northern Funds are sold by Sunstone Distribution Services, LLC as distributor on a continuous basis. No compensation is payable by Northern Funds to Sunstone Distribution Services, LLC for its distribution services.

SERVICE ORGANIZATIONS

Northern Funds may enter into agreements with Service Organizations such as banks, corporations, broker/dealers and other financial organizations, including Northern Trust, concerning the provision of support and/or distribution services to their customers who own Fund shares. These services, which are described more fully in the Additional Statement, may include support services such as assisting investors in processing administrative purchase, exchange and redemption requests; processing dividend and distribution payments from the Funds; providing information to customers showing their positions in the Funds; and providing subaccounting with respect to Fund shares beneficially owned by customers or the information necessary for subaccounting. In addition, Service Organizations may provide assistance, such as the forwarding of sales literature and advertising to their customers, in connection with the distribution of Fund shares. For their services, Service Organizations may receive fees from a Fund at annual rates of up to .25% of the average daily net asset value of the shares covered by their agreements.

     Service Organizations may charge their customers fees for providing administrative services in connection with investments in a Fund. Investors should contact their Service Organization with respect to these fees and the particular Service Organization's procedures for purchasing

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


and redeeming shares. It is the responsibility of Service Organizations to transmit purchase and redemption orders and record those orders on a timely basis in accordance with their agreements with their customers.

     Conflict-of-interest restrictions may apply to the receipt of compensation paid by Northern Funds in connection with the investment of fiduciary funds in Fund shares. Organizations, including banks regulated by the Comptroller of the Currency, Federal Reserve Board and state banking commissions, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal counsel before entering into agreements with Northern Funds.

     The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting securities. Accordingly, banks will be engaged under agreements with Northern Funds only to perform the administrative and investor servicing functions described above, and will represent that the services provided by them under the agreements will not be primarily intended to result in the sale of Fund shares.

     Agreements that contemplate the provision of distribution services by Service Organizations are governed by a Distribution and Service Plan (the "Plan") that has been adopted by Northern Funds pursuant to Rule 12b-1 under the 1940 Act. Payments to Service Organizations, including Northern Trust, under the Plan are not tied directly to their own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses), and may exceed their direct and indirect costs.

EXPENSES

Except as set forth above and in the Additional Statement, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to Northern Trust and Sunstone, brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws, expenses of the organization of Northern Funds, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against Northern Funds for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Funds' shareholders and regulatory authorities, compensation and expenses of its Trustees, payments to Service Organizations, fees of industry organizations such as the Investment Company Institute, and miscellaneous and extraordinary expenses incurred by Northern Funds.

     Northern Trust and Sunstone intend to voluntarily reimburse a portion of the Funds' expenses and/or reduce their advisory and administrative fees from the Funds during the current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Funds during the periods for which the reductions and reimbursements are made.


FURTHER INFORMATION

DETERMINING SHARE PRICE

Except as provided below under "Further Information -- Miscellaneous," net asset value per share for purposes of purchases and redemptions is calculated by Northern Trust on each Business Day as of 1:00 p.m. (Chicago Time) for each Fund. Net asset value is calculated by dividing the value of all securities and other assets belonging to a Fund, less the liabilities charged to a Fund, by the number of the Fund's outstanding shares.

     In seeking to maintain a net asset value of $1.00 per share with respect to each Fund for purposes of purchases and redemptions, Northern Funds values the portfolio securities held by each of the Funds pursuant to the amortized cost method of valuation described in the Additional Statement under "Amortized Cost Valuation."

ADVERTISING PERFORMANCE

The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

     The yield of a Fund is computed based on the Fund's net income during a specified seven-day period. The net investment income is then "annualized." That is, the amount of net investment income generated by the investment during the period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective" yield of a Fund is calculated similarly but, when annualized, the net investment income generated by the investment is assumed to be reinvested. The "effective" yield will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The tax-equivalent yield for the Municipal Funds shows the amount of taxable yield needed to produce an after-tax equivalent of a tax-free yield, and is calculated by increasing the yield (as calculated above) by the amount necessary to reflect the payment of federal and/or state income taxes at a stated rate. The tax-equivalent yield for the Municipal Funds will always be higher than their yields.

     Performance is based on historical earnings and is not intended to indicate future performance. The investment return of an investment in a Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value should be considered in ascertaining the total return to shareholders for a given period. Total return data should also be considered in light of the risks associated with a Fund's composition, quality, operating expenses and market conditions. Any fees charged by Northern Trust or a Service Organization directly to its customers in connection with investments in the Funds will not be included in Northern Funds' calculations of performance data.

VOTING RIGHTS

Northern Funds was formed as a Massachusetts Business Trust on October 12, 1993 under an Agreement and Declaration of Trust (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to issue an unlimited number of shares of beneficial interest of one or more separate series representing interests in different investment portfolios. Northern Funds has established twenty-five separate Funds, five of which are described in this Prospectus.

     Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each series entitled to vote on a matter will vote in the aggregate and not by series, except as required by law or when the matter to be voted on affects only the

                                         NORTHERN FUNDS PROSPECTUS July 31, 1998


interests of shareholders of a particular series. The Additional Statement gives examples of situations where the law requires voting by series. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Northern Funds may elect all of the Trustees.

     Northern Funds does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Pursuant to the Trust Agreement, the Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, Northern Funds will assist in shareholder communications in connection with the meeting.

     As of July 1, 1998, Northern Trust possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding shares of Northern Funds.

SHAREHOLDER REPORTS

Shareholders of record will be provided each year with a semi-annual report showing portfolio investments and other information as of September 30 and, after the close of the Funds' fiscal year March 31, with an annual report containing audited financial statements. To eliminate unnecessary duplication, only one copy of shareholder reports will be sent to shareholders with the same mailing address. Shareholders who desire a duplicate copy of shareholder reports to be mailed to their residence should call 1-800-595-9111, or send an e-mail to: northernfunds@execpc.com.

RETIREMENT PLANS

Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

MISCELLANEOUS

The address of Northern Funds is 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202 and the telephone number is 1-800-595-9111. Northern Funds is registered as an open-end management investment company under the 1940 Act, and each of the Funds (other than the California Municipal Money Market Fund) is classified under that Act as a diversified portfolio.

     When a shareholder moves, the shareholder is responsible for sending written notice to Northern Funds of any new mailing address. Northern Funds and the Transfer Agent may charge a shareholder their reasonable costs in locating a shareholder's current address in accordance with SEC regulations.

     As used in this Prospectus, "Business Day" means each day Northern Trust is open, which is Monday through Friday, except for holidays observed by it. In 1998, these holidays are New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving and Christmas. On days when Northern Trust closes early as a result of unusual weather or other conditions, the Funds reserve the right to advance the time on that day by which purchase, redemption and exchange requests must be received. In addition, on any Business Day when The Bond Market Association recommends that the securities markets close or close early, the Funds reserve the right to cease or to advance the deadline for accepting purchase, redemption and exchange orders for same Business Day credit. Purchase, redemption and exchange requests received after the advanced closing time will be effected on the next Business Day. Northern Trust is not required to calculate the net asset value of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to affect materially the net asset value per share. Each Fund reserves the right, however, to reject any purchase order and also to defer crediting, sending or wiring redemption proceeds for up to seven days after receiving a redemption order if, in its judgement, an earlier payment would adversely affect such Fund. See "Opening an Account and Purchasing Shares" and "Redeeming and Exchanging Shares" above for more information.

     From time to time, and subject to the applicable law, Northern Funds' distributor may provide promotional incentives to brokers or banks, including Northern Trust, whose representatives have sold or are expected to sell shares of the Funds. At various times, the distributor may implement programs under which an entity's sales force may be eligible to win cash or non-cash awards for sales efforts, and may finance sales contests or recognition programs conforming to criteria established by the distributor. The distributor may also provide marketing services to entities consisting of written informational material relating to sales incentive campaigns conducted by such entities for their representatives.

     Northern Trust is sometimes referred to as "The Northern Trust Bank" in advertisements and other literature.



                            ------------------------



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN NORTHERN FUNDS' ADDITIONAL STATEMENT IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NORTHERN FUNDS OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NORTHERN FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



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